UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2010

NEXAIRA WIRELESS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153868
(Commission File Number)

20-8748507
(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8
(Address of principal executive offices and Zip Code)

(604) 682-5629
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

We completed a private placement for total gross proceeds of US$400,000. We issued to Gemini Master Fund, Ltd. (“Gemini”) a convertible note (the “Note”) in the face amount of US$400,000 and a three-year warrant.

The Note bears interest at the rate of 10% per annum and has a maturity date of July 31, 2011. Our company’s subsidiaries have guaranteed repayment of the Note. The Note entitles Gemini to convert, any time after February 20, 2011 until maturity, all or any part of the outstanding principal, plus accrued but unpaid interest thereon, into shares of common stock of our company at a conversion price equal to the lesser of (i) $0.50 and (ii) 80% of the average of the three lowest daily VWAPs (as defined in the Note) during the twenty (20) consecutive trading days immediately preceding the applicable conversion date (the “VWAP Price”). If the VWAP Price is less than the floor price of $0.40, then Nexaira has the option to pay in cash an amount equal to the market price multiplied by the difference between the number of shares that it would have had to issue at the price below the floor price less the number of shares actually issued at the floor price.

The warrant entitles Gemini to purchase 333,333 shares of common stock of our company at an exercise price of $0.50 per share (subject to adjustment) until August 20, 2013.

The Note and the Warrants were issued to Gemini Master Fund, an accredited investor, relying on Rule 506 and/or Section 4(2) of the Securities Act of 1933.

Please review the Note, Warrant, Securities Purchase Agreement and Guaranty, filed as exhibits to this Current Report on Form 8-K, for a complete description of all of the terms and conditions of the private placement.

Item 3.02	Unregistered Sales of Equity Securities

The information required by this Item 3.02 is included under Item 2.03 of this Current Report on Form 8-K.

Item 8.01	Other Events

Pursuant to Rule 135c of the Securities Act of 1933, a news release is filed as exhibit 99.1 to this Form 8-K Current Report.

Item 9.01	Financial Statements and Exhibits

10.1	Securities Purchase Agreement dated August 20, 2010 with Gemini Master Fund, Ltd.
10.2	Convertible Note dated August 20, 2010 with Gemini Master Fund, Ltd.
10.3	Warrant Certificate dated August 20, 2010 with Gemini Master Fund Ltd.
10.4	Guaranty dated August 20, 2010.
99.1	News Release dated August 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXAIRA WIRELESS INC.

By:	/s/ Sherrill Aspin
Name:	Sherrill Aspin
Title:	Corporate Secretary
Dated:	August 26, 2010